EEI FINANCIAL CONFERENCE
NOVEMBER 2023

MGE ENERGY®

INFORMED BY
SCIENCE

POWERED BY
TECHNOLOGY

DRIVEN BY
PEOPLE



DISCLAIMER

This presentation contains summarized information concerning MGE Energy, Inc. ("MGE Energy") and its subsidiaries (principally Madison Gas and Electric Company ("MGE")) and MGE Energy's consolidated business, operations, financial performance and trends. No representation is made that the information in this presentation is complete. For additional information on MGE Energy and its subsidiaries, see MGE Energy's Annual Report on Form 10-K for the year ended December 31, 2022 (the "2022 Form 10-K") as updated by its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (the "September 30, 2023 Form 10-Q") filed with the Securities and Exchange Commission (the "SEC"), as well as MGE Energy's other filings with the SEC from time to time. The 2022 Form 10-K, the September 30, 2023 Form 10-Q, and other SEC filings are available at the SEC's web site at sec.gov and on MGE Energy's web site at mgeenergy.com. Information contained on MGE Energy's web site (including any such information referred to herein) shall not be deemed incorporated into, or to be a part of, this presentation.

This document does not constitute an offer to sell, or the solicitation of an offer to buy, any securities of MGE Energy, Inc., or Madison Gas and Electric Company. A registration statement relating to the common stock of MGE Energy, Inc., has been declared effective by the Securities and Exchange Commission. Any offering of such common stock is being made solely by means of a prospectus supplement and an accompanying prospectus, copies of which may be obtained from MGE Energy, Inc., at 133 South Blair Street, Madison, Wisconsin 53703, attention: Shareholder Services, telephone no. (800) 356-6423.

CAUTIONARY NOTE – FORWARD LOOKING INFORMATION

All statements in this presentation, other than historical facts, are forward-looking statements (including but not limited to forecasted capital expenditures, expected in-service dates and carbon dioxide projections) that involve risks and uncertainties that are subject to change at any time. Such statements are based upon management's assumptions, expectations and estimates at the time they are made. Specifically, the forecasted capital expenditures are based upon management's assumptions with respect to future events, including the timing and amount of expenditures associated with compliance with environmental compliance initiatives, legislative and regulatory initiatives, customer demand and support for electrification and renewable energy resources, energy conservation initiatives, load growth, the timing of any required regulatory approvals and the adequacy of rate recovery. Additionally, the expected in-service dates are forward looking and therefore subject to significant business, economic, operational and regulatory uncertainties and contingencies, many of which are beyond the control of the company and are based upon assumptions with respect to future decisions, which are subject to change. Various factors could cause actual results, capital expenditures, in-service dates or carbon reduction to be significantly different than those contemplated, estimated or projected in forward-looking statements - especially as they relate to economic conditions, future load growth, revenues, expenses, capital expenditures, financial resources, regulatory matters, and the scope and expense associated with future environmental regulation. Those factors include the assumptions and factors referred to in the statements themselves as well as risk factors described in our 2022 Form 10-K and other reports filed with the SEC. We caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed, or implied. MGE Energy undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date as of which any forward-looking statement is made, except as required by law.

COMPANY MISSION AND VALUES

MGE Energy is the parent company of Madison Gas and Electric Company (MGE). MGE is ***your community energy company***, committed to engaging with our customers in different ways to meet their needs and to providing safe, reliable, affordable and sustainable energy to power our communities. Your community energy company is investing in a more sustainable future for the benefit of all our customers, investors and employees.

SAFETY

Safety is a core value at MGE. The safety of our employees, customers and communities is our top priority.

RELIABILITY

We invest in our people and in our systems to help ensure top-ranked energy reliability that helps to maintain the economic health and vitality of the communities we serve.

SUSTAINABILITY

With a commitment to transparency, accountability and continuous improvement, we take a holistic and proactive approach to sustainable practices companywide.

EQUITY

We are committed to equity and inclusion in our service to our customers, in our workplace and in our broader community, and we value diverse perspectives, ideas, cultures and backgrounds.

ENGAGEMENT

We are dedicated to engagement, partnership and collaboration to best serve our customers and the broader community.

COMPANY HIGHLIGHTS

DIVERSIFIED CUSTOMER BASE AND REVENUE PROFILE

Resilient Revenue Stream and Customer Base

- Electric service to ~161,000 customers located in the city of Madison and adjacent areas
  - 87% residential; 13% commercial or industrial
  - Accounts for ~65% of regulated revenue
- Natural gas to ~173,000 customers
  - 90% residential; 10% commercial or industrial
  - Accounts for ~35% of regulated revenue

STRONG FINANCIAL PROFILE

Stable Earnings Growth with Strong Balance Sheet

- Predominantly regulated earnings
- Strong liquidity and cash position
- Conservative financial policies that are designed to achieve strong credit quality
- MGE's Credit Ratings [(2)]
  - S&P: AA- (Stable)
  - Moody's: Aa2 Secured (Stable)
A1 Unsecured (Stable)

REGULATED, HIGHLY VISIBLE GROWTH

Historical 5-Year Regulated PPE[(1)] CAGR of ~7%

- Forecasted capital investment of ~$1.4B from 2023 through 2028[(3)]
- Premium service territory with constructive regulation
- Forward-looking test years
- Renewable Energy Rider
  - Ability to work cooperatively with large customers to tailor a local renewable energy solution

SUBSTANTIAL SUSTAINABLE INVESTMENT

Seeking Net-Zero Carbon Electricity by 2050[(3)]

- Targeting carbon reduction of ≥80% by 2030
- Plan to eliminate coal as energy source by end of 2032
- Decarbonizing generation fleet by transitioning to clean energy, such as wind and solar
  - Announced projects designed to grow renewables capacity by over 9x from 2015[(3)]
- Electrifying transportation

(1) Property, plant, and equipment, net
(2) A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time.
(3) Information on this slide contains statements that are forward looking statements that involve risks and uncertainties that are subject to change at any time. See Cautionary Note Regarding Forward Looking Information.

EARNINGS AND DIVIDENDS GROWTH



Earnings Per Share
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
2017(1)
2018
2019
2020
2021
2022
5-Year Compound Annual Growth Rate (CAGR): 6.6% (2)



Dividends Per Share
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$-
2017(1)
2018
2019
2020
2021
2022
5-Year Compound Annual Growth Rate (CAGR): 4.8%

(1) 2017 Non-Regulated earnings per share includes one-time tax benefit of $20.4 million, or $0.59 per share, related to tax reform.
(2) 5-Year EPS CAGR is calculated from a base of 2017 Core EPS of $2.23, which excludes a $0.59 per share one-time benefit related to tax reform.

TRANSITION TOWARD CLEANER ENERGY

Track Record of Increasing Pace of Decarbonization

- MGE's clean energy transition has reduced emissions while maintaining top-ranked electric reliability, strengthening key infrastructure, and providing affordable power to customers.
- **2015:** Energy 2030 framework introduced with goal to reduce carbon emissions 40% by 2030
- **2019:** Target of net-zero carbon electricity by 2050 announced
- **2020:** Expected carbon reductions updated to at least 65% by 2030
- **2022:** Energy 2030 goal updated to at least 80% carbon reduction by 2030

Foundational Objectives in MGE's Energy 2030 Framework

- Transition MGE to a more environmentally sustainable energy supply;
- Provide customers with options they want today and in the future;
- Help customers use energy efficiently and manage future costs;
- Provide dynamic electric grid, enabling and integrating new energy technologies;
- Deepen engagement with community; ensure all customers benefit from new technologies.

Strategies for Deep Decarbonization

- Grow MGE's use of renewable energy and eliminate coal as an energy source;
- Further engage customers in energy efficiency;
- Electrify transportation and other end uses.

Net·Zero
CARBON ELECTRICITY BY 2050

CO_2

Carbon reductions

39%[(a)] reduction in carbon emissions since 2005

BY **2030** at least 80% reduction in carbon consistent with global climate science

BY **2050** net-zero carbon electricity

(a) 39% reduction in carbon emissions since 2005 is a December 31, 2022 benchmark.

ENVIRONMENTAL INITIATIVES - NATURAL GAS DISTRIBUTION

Building upon our long-standing commitment to providing affordable, sustainable energy, **MGE has set a goal to achieve *Net-Zero Methane Emissions* from its natural gas distribution system by 2035.**

- If MGE can accelerate plans to achieve net-zero methane emissions from its natural gas system—through the evolution of new technologies, such as renewable natural gas—it will.
- MGE is working to reduce overall emissions from its natural gas distribution system cost-effectively as quickly as possible.

Natural gas continues to be a critical resource for meeting reliable, efficient, and affordable energy needs. About half of U.S. households use natural gas for heating.

- In 2022, MGE completed an in-depth analysis and inventory of our GHG emissions associated with the purchase and distribution of natural gas, and other sources, such as indirect emissions from gas usage by our customers.
- MGE already has replaced and upgraded all piping made of material considered to be leak-prone throughout its natural gas distribution system.
- MGE's leak inspection schedule already exceeds federal requirements.

PLAN TO ELIMINATE COAL-FIRED GENERATION

Retiring the coal-fired Columbia Energy Center

In 2022, the target retirement date for both units at the Columbia Energy Center was updated to June 2026. The revised retirement date reflects tight energy supply conditions in the Midwest power market and supply chain issues that likely will delay commercial operation of renewable energy projects.

- MGE owns 19% of the facility (211 MW)
- Retirement will eliminate ~2/3 of MGE's ownership of coal-fired generation capacity


Ongoing transition from coal
2026
planned retirement of Columbia Energy Center
2030
coal as backup fuel at Elm Road Generating Station
2032
coal-fired generation eliminated from portfolio

Enhancing fuel flexibility at Elm Road Generating Station

MGE, along with co-owner WEC Energy Group, has announced its plan to enhance fuel flexibility at the Oak Creek (Elm Road) Power the Future units, pending approvals.

- MGE owns 8.33% of the facility (106 MW)
- Elm Road units are expected to be fully transitioned away from coal by end of 2032
- Elm Road repowering will eliminate coal-fired generation from MGE's portfolio of owned resources

MGE continues to evaluate additional investments in cost-effective, clean energy projects to maintain its top-ranked electric reliability and to achieve its carbon reduction goals.

EXPANDING CLEAN ENERGY PORTFOLIO

Planned wind, solar and battery storage resources comprise nearly 50% of planned capital investment between 2023 and 2028.

In Progress - Regulatory Approval Granted				
Project	**Investment ($M)**	**Ownership Interest**	**Nameplate (MW)**	**Estimated In-Service Date**
Badger Hollow II Solar	$86 (a)	33%	50	Late 2023 / Early 2024
Paris Solar-Battery	$61(a)	10%	20 / 11	2024 solar/ 2025 battery
Darien Solar (b)	$46 (a)	10%	25	2024
Koshkonong Solar (b)	$54 (a)	10%	30	2026


30%
25%

Greater use of renewable resources

GOAL of 30% renewable energy by 2030 with 25% by 2025

(a) Badger Hollow II, Paris, Darien, and Koshkonong received PSCW approval to recover 100% AFUDC during construction
(b) As part of its order, the PSCW approved battery capacity at these projects, which are no longer included in the current estimate. We will continue to evaluate timing, cost and feasibility of the installation of batteries.

FOCUS ON CLEAN ENERGY INVESTMENTS



Actual and Projected Capital Expenditures
$ Millions
$300
$250
$200
$150
$100
$50
-
$164
$203
$153
$175
$212
$214
$225
$232
$257
$243
$80
$76
$102
$114
$146
$132
$132
$138
$123
$118
$111
$111
2019
2020
2021
2022
2023P
2024P
2025P
2026P
2027P
2028P
Renewables and Clean Energy Investments
Other Capital Expenditures

- Information on this slide contains forward looking statements that involve risks and uncertainties that are subject to change at any time.
- See Cautionary Note Regarding Forward-Looking Information at the beginning of this presentation.
- Forecasted and actual capital expenditures do not include AFUDC. Forecasted capital expenditures include future projects which will require MGE to request and obtain approval from the PSCW.

TRANSMISSION INVESTMENT OUTLOOK

- ✓ MGE Energy anticipates material transmission investment opportunities later this decade through ATC.
  - MGE Energy holds 3.6% equity ownership interest in ATC.
- ✓ MISO Long-Range Transmission Plan (LRTP) Tranche 1 Portfolio proposal addresses needs across the entirety of the MISO Midwest region.
  - Tranche 1 projects would be incremental to ATC's base case maintenance and interconnection capital expenditures.
- ✓ Tranche 1 represents ~$900 million of investment (2022 dollars) for ATC.
  - Tranche 1 capital expenditures projected to begin in 2025 and occur primarily in the last few years of this decade.



Iron Range
$853M
$595M
MISO
Big Stone South
Cassie's Crossing
MN
$575M
Jump River
$673M
Wilmarth
$718M
Tremval
WI
Columbia
Webster
Morgan Valley
IA

Source: Midcontinent Independent System Operator (MISO). Cost estimates as of 4/6/2022 and are subject to change.

CONSTRUCTIVE REGULATORY ENVIRONMENT

Both S&P and Moody's view the Wisconsin regulatory environment as highly credit supportive with timely operating and capital cost recovery, and view MGE's relationship with the Public Service Commission as constructive.

Regulatory approvals of utility-scale renewable investments and community solar programs

- Utility-Scale: Saratoga Wind, Forward Energy Center Wind, Two Creeks Solar, Badger Hollow I Solar, Red Barn Wind
  - Badger Hollow II Solar, Darien Solar Energy Center, Paris Solar-Battery Park (construction in progress)
  - Koshkonong Solar project received PSCW approval
- Community: Renewable Energy Rider and Shared Solar programs

Supportive regulatory framework including:

- Forward-looking test years
- Historical approval of various expense deferrals
- Fuel Rules (2% bandwidth) and Gas Cost Recovery Mechanism
- Current return on 50% of CWIP or 100% AFUDC on major construction projects
- Escrow treatment received for transmission, Elm Road Generating Station, pension & OPEB and bad debt expense
- Deferral treatment for impacts of tax credit transferability and PTC/ITC available under IRA

PSCW REGULATORS

WISCONSIN COMMISSIONERS	PARTY	TERM BEGAN	TERM ENDS
Rebecca Valcq (Chair)	D	Jan 2019	**Mar 2025**
Tyler Huebner *	D	Mar 2020	**Mar 2027**
Summer Strand *	D	Mar 2023	**Mar 2029**

* Not confirmed

COMMISSION:

- Gubernatorial appointment, Senate confirmation
- Chair: Gubernatorial appointed
- 6-year staggered terms

Governor Tony Evers (D)

MGE RATE CASE UPDATE – 2024 / 2025 TEST YEAR

TERMS ($000's where applicable)	APPROVED 2024 TY	APPROVED 2025 TY
Average Electric Rate Base	$1,185,550	$1,241,503
Average Gas Rate Base	$335,533	$341,370
Average Common Stock Equity	$917,952	$945,483
Regulatory Equity Layer	56.13%	56.06%
Authorized ROE	9.70%	9.70%
Increases in Base Rates	1.54% Elec 2.44% Gas	4.16% Elec 1.32% Gas

2024 / 2025 Increase in Base Rates:

- **Increased rate base including investments in Paris, Darien, local solar projects, West Riverside, Koshkonong, and continued grid modernization**
- **Recovery of higher transmission, pension/OPEB, and uncollectible costs (including costs previously deferred from prior years)**
- **Cost increases were partially offset by a decrease in fuel costs and the benefit of lower tax expense**
- **Deferral of revenue requirement impacts of force majeure costs or differences between actual and projected in-service dates for large capital projects**
- **Authorized to maintain strong ~56.1% equity layer, ROE reduced 10 basis points (from 9.8%)**
- **Earnings sharing mechanism implemented for MGE's regulated utility operations**

Notes:

- Approved rate increases and rate base amounts reflect estimates based on the PSCW oral decision dated November 3, 2023. Final written order will be issued prior to year-end 2023 and may differ from the estimates above.
- Under the earnings sharing mechanism, if MGE earns above its authorized ROE: (i) the utility will retain 100% of earnings for the first 15 basis points above the authorized ROE; (ii) 50% of the next 60 basis points will be required to be refunded to ratepayers; and (iii) 100% of any remaining excess earnings will be required to be refunded to ratepayers.

CUSTOMER AFFORDABILITY

Average residential electric customer bill as % of Wisconsin median household income



2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
2.01%
2.00%
1.75%
1.55%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
MGE
Wisconsin Peer Average

MGE residential customer bill as a percentage of customer wallet at 1.55% is below the Wisconsin utility peer average of 1.75%.

MGE's affordability as percentage of customer wallet has improved 22% since 2012.

Sources: Median household income data sourced from Federal Reserve Economic Data (FRED).
Average Residential customer bill sourced from FERC Form 1 filings (2022) of Madison Gas & Electric, Wisconsin Electric Power Co., Wisconsin Public Service Corp., Wisconsin Power & Light Co., Northern States Power-Wisconsin

INFLATION REDUCTION ACT OF 2022 (IRA)

Inflation Reduction Act supports MGE's carbon reduction strategy and increases flexibility toward meeting customer needs for affordable and reliable clean energy resources.

✓ **Positioned to deliver material benefits to customers**

- Long-term extension of tax credits aligns with customer demand for additional clean energy
- Reduces both upfront and lifetime cost of generation fleet transition
- Increases efficiency of tax credit monetization
  - Stand-alone storage ITC, solar PTC, extensions to 2032, tax credit transferability
- Supports credit metrics while improving customer affordability

✓ **Incentivizes development of clean energy resources**

- Tax credits reduce cost and increase flexibility for deployment of renewables and energy storage
- May enable a larger backlog of capital investment opportunities
- Encourages acceleration of electric vehicle (EV) adoption nationally

ELECTRIC VEHICLES AND DEEP DECARBONIZATION

MGE has been supporting the adoption of alternative fuel vehicles since the launch of its public charging network more than a decade ago and anticipates continued electrification of transportation could drive incremental sales growth over the long term.

Electrification of fleet vehicles

MGE is targeting a 100% electric or plug-in hybrid light-duty vehicle fleet by 2030.

Partnership with City of Madison

- Madison has a goal of a 100% electric bus rapid transit (BRT) system. The City is targeting deployment of the first 27 electric buses by late 2024.
- MGE helped the city secure federal funding for charging infrastructure for city's first three electric buses.
- Enabled charging for Madison Fire Department's first electric fire truck

Advancing Sustainable Transportation

New MGE fast-charging hub in downtown Madison's Capitol East District

PSCW approval of new/expanded EV Tariffs in October 2022

- Transition Home Electric Vehicle Charging Pilot (Charge@Home) to a standard tariff offering with proposed modifications based on initial pilot
- New EV charging pilots authorized include Apartment and Workplace EV Managed Charging, Fleet EV Charging and EV Managed Charging Rewards


Net·Zerø
CARBON ELECTRICITY BY 2050


ENGINE
COMPANY
8

Transportation accounts for almost 30% of U.S. greenhouse gas emissions. MGE is pursuing a multi-pronged strategy to electrify transportation to reduce carbon dioxide emissions and to enable future market growth.

ESG – HIGHLIGHTS - Environment

Track Record of Increasing Pace of Decarbonization

- MGE's clean energy transition has reduced emissions while maintaining top-ranked electric reliability, strengthening key infrastructure, and providing affordable power to customers.

Foundational Objectives in MGE's Energy 2030 Framework

- Transition MGE to a more environmentally sustainable energy supply;
- Provide customers with options they want today and in the future;
- Help customers use energy efficiently and manage future costs;
- Provide dynamic electric grid, enabling and integrating new energy technologies;
- Deepen engagement with community; ensure all customers benefit from new technologies.

Strategies for Deep Decarbonization

- Grow MGE's use of renewable energy and eliminate coal as an energy source;
- Further engage customers in energy efficiency;
- Electrify transportation and other end uses.



Targeting carbon emissions
Announced Net-Zero Carbon Goal 2019
Achieved ~40% Reduction 2022
Targeting 80% Reduction 2030
Targeting Net-Zero Carbon 2050
Our Net-Zero goal includes our fossil-fueled electric generation facilities (Scope 1) and purchased power for resale (Scope 3).
Baseline year is 2005.



Greenhouse gas emissions
Scope 1
DIRECT
fossil-fueled electric generation facilities
natural gas distribution system
<1%
other sources
Scope 2
INDIRECT
facilities and operations
transmission line losses from purchased power
Scope 3
INDIRECT
purchased power for resale
upstream natural gas (emissions from our gas suppliers)
downstream natural gas (emissions from gas use by our customers)
<1%
other sources

ESG – HIGHLIGHTS - Social

Annual Giving

MGE is committed to helping improve the quality of life for all those we serve through:

- Corporate giving, partnerships and collaborations
- Charitable giving: In the last five years, the MGE Foundation has given more than $8.4M to more than 400 community organizations that help preserve the health and vitality of our community.
- Employee volunteerism and service

MGE Foundation Giving

community service
Supporting the community's most vulnerable populations

culture and enrichment
Fostering our community's culture, arts and history

environment and health
Protecting our health and environment

equity and inclusion
Advancing diversity and inclusion

youth and education
Educating and nurturing our children

Safety

- Safety Steering Team – examines safety topics and prioritizes continuous improvement opportunities
- Corporate Safety Commitment – safety vision statement, "We Power Safety"
- Board oversight of safety program
- In 2021, MGE placed first in two main electric utility industry reliability metrics – fewest number of outages and shortest duration of outages per customer.

In 2022, MGE was awarded the inaugural Leading Indicator Safety Award by the American Gas Association (AGA), a national organization that represents more than 200 local energy companies.

The Leading Indicator Safety Award was established to recognize companies for being proactive in preventing fatalities, injuries and illnesses as well as driving behavior change among their workforce when it comes to employee safety.

MGE was recognized as the leading company in the Small Combination Utility category.

We Power Safety. Work Safe. Home Safe.

ESG – HIGHLIGHTS - Governance

Our Board of Directors has a strong commitment to corporate responsibility and accountability. Community-focused and with a breadth and diversity of experience, board members bring strong effective oversight in their service to MGE and MGE Energy.

Diverse and Engaged Board

22% Female	**22%** Diverse

7 Independent	**1** Executive	**10** Years average tenure

3 New directors since 2018	**10** Full board meetings per year

The company's commitment to diversity, equity and inclusion is an ongoing area of focus for directors as part of the corporate culture, the organization's service to its customers and communities, and as a priority for composition of the board itself.

With two director terms expiring in 2024, the board continues to plan for its future service, prioritizing core competencies among a diverse slate of directors as well as commitment to community engagement, in keeping with our mission to serve as your community energy company.

Our Lead Independent Director has extensive authority and responsibility in ensuring the board meets its responsibilities for effective oversight and sound governance.

The Lead Independent Director is empowered to call meetings of the board or executive sessions and chairs executive sessions and the Corporate Governance Committee.

The Lead Independent Director also provides input to the Chairman on the scope, quality, quantity and timeliness of the information provided to the board and serves as a nonexclusive conduit to the Chairman of views and concerns of our directors.

Amended and Restated Bylaws for MGE Energy

- In connection with a periodic review of the By-laws and the SEC's rules regarding universal proxy card the board recently refreshed and adopted amended and restated by-laws.

ESG - DISCLOSURES

Below are links to where you can find ESG information:

Corporate Responsibility and Sustainability Report

- CDP Climate Change Questionnaire
- EEI Qualitative Template
- EEI Quantitative Template
- EEO-1 Data Report

Statement on Human Rights

Occupational Health and Safety Policy

Report on Giving

Lobbying Disclosures

MGE

MGE Energy






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festival

APPENDIX

Service Territory Highlights

MGE's service territory is a growing and diverse community of urban, suburban and rural communities. The Madison area and Dane County lead the state of Wisconsin in population growth.

- Seat of state government
- Home to the flagship University of Wisconsin – Madison
- Robust biotech industry and entrepreneurial community
- 2.7% unemployment below US average
- Madison ranks 11th best place to live - US News and World Report (2023)
- Best places to retire in the US – Forbes (2022)
- Third fastest-growing startup city in the US – York IE (2022)

All contribute to the economic resiliency of MGE's service territory


MGE Customer Growth
180,000
170,000
160,000
150,000
140,000
2018
2019
2020
2021
2022
1.8% CAGR
1.3% CAGR
Gas Customers
Electric Customers



CORPORATE STRUCTURE

Over 98% of MGE Energy assets are dedicated to regulated and quasi-regulated utility operations.



MGE ENERGY
Madison Gas and Electric Company
MGE Transco Investment LLC
MGEE Transco, LLC
MGE Power LLC
MAGAEL, LLC
Central Wisconsin Development Corporation
MGE State Energy Services, LLC (3)
MGE Services, LLC (3)
MGE Power West Campus, LLC
MGE Power Elm Road, LLC
North Mendota Energy & Technology Park, LLC
State Energy Services, LLC (3)
Holds a 3.6% interest in American Transmission Company LLC (1)
Holds a 4.4% interest in ATC Holdco LLC (2)
Regulated Utility
Investment Regulated by FERC
Non-Regulated Energy: Fixed Return Assets
Other Non-Regulated

(1) Owns and operates electric transmission lines in Wisconsin
(2) Transmission development company. Separate from American Transmission Company, LLC
(3) Presently inactive

STRONG CREDIT RATINGS (1)

S&P (UTILITY RATINGS)	
Corporate credit	**AA-**
Business risk	**Excellent**
Commercial paper	**A-1+**
Outlook	**Stable**

- Effective management of regulatory risk
- Supportive regulatory environment
- Focus on regulated vertically integrated electric and natural gas distribution operations
- Conservative financial policies that ensure strong credit quality

Source: S&P, October 2023

MOODY'S (UTILITY RATINGS)	
Secured	**Aa2**
Unsecured	**A1**
Commercial paper	**P-1**
Outlook	**Stable**

- Rating reflects a credit supportive regulatory environment
- Healthy financial metrics (CFO pre-WC / Debt)
- Stable rating outlook assumes future prudently incurred investments will be recovered
- Funding will replicate authorized capital structure

Source: Moody's, November 2023

(1) A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time.

EPS BY SEGMENT – Third Quarter

Three Months Ended September 30


2023
Diluted EPS
$0.86
($0.02)
$0.16
$0.05
($0.00)
$1.05
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy


2022
Diluted EPS
$0.76
($0.01)
$0.15
$0.03
($0.00)
$0.93
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy

Note: Sum of EPS by segment may differ from consolidated total due to rounding

EPS BY SEGMENT – YTD

Nine Months Ended September 30


2023
Diluted EPS
$1.82
$0.29
$0.46
$0.16
($0.04)
$2.70
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy


2022
Diluted EPS
$1.53
$0.35
$0.45
$0.13
$0.02
$2.49
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy

Note: Sum of EPS by segment may differ from consolidated total due to rounding

STRONG TRACK RECORD OF REGULATED ASSET GROWTH



Net PP&E + CWIP ($millions)
$2,000
$1,500
$1,000
$500
$-
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q3 2023
10-Year Compound Annual Growth Rate (CAGR): 6.0%

ELECTRIC UTILITY MIX

Nine Months Ended September 30, 2023



Electric Revenues
53%
36%
8%
3%
Electric Volumes
56%
28%
11%
5%
Electric Customers
87%
13%
Residential
Commercial
Industrial
Other

Notes:
Categories may not sum due to rounding
Electric customers are as of 12/31/2022

GAS UTILITY MIX

Nine Months Ended September 30, 2023



Gas Revenues
58%
38%
4%
Residential
Commercial/Industrial
Other
Gas Volumes
36%
36%
28%
Gas Customers
90%
10%

Notes:
Categories may not sum due to rounding
Gas customers are as of 12/31/2022

For more information, visit
mgeenergy.com

Ken Frassetto
Director Shareholder Services
and Treasury Management

kfrassetto@mge.com
608-252-4723

P.O. Box 1231
Madison WI 53701-1231

MGE ENERGY®

